BlackRock Global Emerging Markets Fund, Inc.

     Supplement dated August 25, 2011 to the
Prospectus, dated February 28, 2011, as amended May 16, 2011

Effective with the open of business on August 25, 2011, the Fund’s Prospectus is amended as set forth below:

The section entitled “Fund Overview—Key Facts About BlackRock Global Emerging Markets Fund, Inc.—Principal Investment Strategies of the Fund” is amended as follows:

The following is added to the first paragraph following the first sentence:

Equity securities consist primarily of common and preferred stocks and depositary receipts, and include securities convertible into common stock, and securities or other instruments whose price is linked to the value of common stock.

The following is added at the end of the second paragraph:

The Fund’s exposure to certain markets may be effected through investments in participation notes or other structured or derivative instruments that are designed to replicate, or otherwise provide exposure to, the performance of securities listed in such markets.

The section entitled “Fund Overview—Key Facts About BlackRock Global Emerging Markets Fund, Inc.—Principal Risks of Investing in the Fund—Derivatives Risk” is amended to add the following as a second paragraph:

Risks of Investing in Participation Notes—Investing in participation notes involves the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. However, the performance results of participation notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. In addition, the participation notes are subject to counterparty risk. Participation notes may be considered illiquid.

The section entitled “Details About the Funds—How Each Fund Invests—Global Emerging Markets Fund—Primary Investment Strategies” is amended as follows:

The first sentence of the third paragraph is replaced with the following:

Equity securities include common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

The fourth paragraph is amended to include the following:

To gain exposure to certain securities or markets, the Fund may invest in participation notes issued by banks, broker-dealers and other financial institutions or other structured or derivative instruments that are designed to replicate, or otherwise provide exposure to, the performance of that security or market. Participation notes are typically used when a direct investment in the underlying security is restricted due to local regulations.

The section entitled “Details About the Funds—How Each Fund Invests—Investment Risks” is amended to add the following to “Derivatives Risk”:

Risks of Investing in Participation Notes — Investing in participation notes involves the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. However, the performance results of participation notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses.

Investment in a participation note is not the same as investment in the constituent shares of the company and is subject to counterparty risk. A participation note represents only an obligation of the issuer to provide the Fund the economic performance equivalent to holding shares of an underlying security. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant underlying security. In other words, shares of the underlying security are not in any way owned by the Fund. However each participation note synthetically replicates the economic benefit of holding shares in the underlying security. Because a participation note is an obligation of the issuer, rather than direct investment shares of the underlying security, the Fund may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations.

Participation notes may be considered illiquid. The price, performance and liquidity of the participation note are all linked directly to the underlying security. The Fund’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note.

Shareholders should retain this Supplement for future reference.

ALLPRO-GEM-0811SUP